YEAR END 2021 EARNINGS CALL FEBRUARY 25, 2022 DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “intends,” “continues,” “forecasts,” “goals,” “strategy,” “prospects,” “estimate,” “project,” “scheduled,” “target,” “anticipate,” “could,” “may,” “might,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: risks related to the spin-off of DT Midstream from DTE Energy (“the Spin-Off”), including dependence on DTE Energy and the risk that transition services provided by DTE Energy could adversely affect our business and that the transaction may not achieve some or all of the anticipated benefits; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates (including Indigo Minerals, LLC), Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; interest rates; the impact of inflation on our business; labor relations; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; intent to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the Spin-Off as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; and our ability to achieve the benefits that we expect to achieve as an independent publicly traded company. The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream 2

2021 accomplishments Executed spin-off from DTE Energy Successful debt raise and equity trading debut Stand-alone C-Corp Strong financial performance 2021 adjusted EBITDA 1 provided 12% growth from 2020 original guidance Delivered distinctive total shareholder return Robust commercial activity New customers added Executed agreements for first phase of Haynesville system expansion ~50% of our 5-year investment plan has been committed Advanced best-in-class ESG initiatives Offering carbon neutral expansion in Haynesville Advancing carbon capture and sequestration (CCS) opportunity in Louisiana Strategic hydrogen partnership Strong governance framework with diverse board of directors 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 3

Positioned for continued success in 2022 and beyond Strong financial performance • Increased 2022 adjusted EBITDA1 guidance midpoint provides 8% growth from 2021 original guidance • 2023 adjusted EBITDA early outlook delivers continued organic growth Delivering superior shareholder returns • Increasing dividend by 7% • ~50% of our $1.2-$1.7 billion 5-year investment plan2 is committed at attractive returns Executing on our commitment to net zero by 2050 • Continuing to advance CCS opportunity in Louisiana • Advancing hydrogen development opportunities with strategic partnership • Plan to publish inaugural sustainability report in Q2 2022 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. 5-year investment plan represents 2021-2025 DT Midstream 4

Strong durable portfolio, delivering premium growth Adjusted EBITDA1 (millions) Operating earnings2 (millions) +12% 800 700 600 $665-$703 $710 $710-$750 $768 2020 2021 Original guidance Actual 350 300 250 +18% $277-$293 $300 $296-$312 $336 2020 2021 Original guidance Actual 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix DT Midstream 5

Excellent 2021 performance across both segments Adjusted EBITDA1 (millions) Operating earnings2 (millions) $407 $361 2021 $768 Pipeline Gathering 2021 $336 2021 47% 53% Business mix Operating EPS: $3.46 Key drivers • Greater contribution from pipeline segment – LEAP in-service for full-year 2021 – Increased earnings from interstate pipeline joint ventures • Higher gathering revenues in 2021 • Strong growth offset half-year public company costs in 2021 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding – diluted DT Midstream 6

Increased 2022 guidance provides 8% growth Positioned to deliver strong organic growth in 2022 • Leveraging well positioned asset platforms in the Haynesville and Appalachia • Strong growth in pipeline segment • Long-term contracted cash flows • Offsetting first full-year of public company costs 700 500 800 600 2022 guidance 2021 original guidance $710-$750 $770-$810 + 8% Adjusted EBITDA1 (millions) Operating earnings2 (millions) 180 210 240 270 300 330 2021 original guidance $296-$312 2022 guidance $319-$335 + 8% $3.30-$3.46 Operating EPS: $3.06-$3.22 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding – diluted DT Midstream 7

Strengthening total shareholder returns with 7% dividend increase Annualized dividend ($/share) $0.64 Quarterly dividend $0.60 $2.40 $2.56 2021 2022 +7% Long-term contracted cash flow generation supports durable and growing dividend • Board approved increased dividend of $0.64 / share for Q1 2022 • ~2.4x coverage ratio providing cushion above our 2.0x coverage ratio floor1 • Plan to grow dividend commensurate with cash flow 1. The dividend coverage ratio represents the total distributable cash flow (“DCF”) divided by total dividends paid to investors DT Midstream 8

Strong asset platforms are expected to deliver 5%-7% growth into 2023 Well positioned asset platforms in premier dry gas basins will continue to drive growth • Investing in growth opportunities in both the Haynesville and Appalachia • Strong growth across both segments • Expansion projects with long-term contracted cash flows • Value accretive 5%-7% CAGR 650 700 500 800 550 600 750 850 2022 guidance 2023 early outlook 2021 original guidance $710-$750 $770-$810 $810-$850 Adjusted EBITDA1 (millions) 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 9

Maximizing total shareholder return via our strong cash flow generation $575-$625 2022 guidance Distributable cash flow 1 (millions) Highly accretive growth projects – Substantial set of organic projects at favorable build multiples Return capital to shareholders – Increasing dividend with growth in cash flows Reduce balance sheet leverage – Improving metrics as adjusted EBITDA2 grows without increasing debt Value creation 1. Definition and reconciliation of distributable cash flow (non-GAAP) included in the appendix 2. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 10

Solidifying our 5-year growth investment plan through highly accretive organic projects

2022 capital investments

(millions)



$350 - $400
$30 - $40
$320 - $360
2022 guidance
Growth capital[1]
Maintenance capital

Completed or contracted growth investments

	Project	In-service date(s)
Pipeline	Vector Blue Water Energy Center lateral	Q1 2021
	Stonewall expansion	Q2 2022
	Michigan Gathering to intrastate pipeline conversion	Q4 2022
	Haynesville LEAP pipeline expansion – Phase 1	Q4 2023
Gathering	Haynesville Blue Union new customer connections	Q3 2021
	Haynesville Blue Union treating expansion	Q4 2021
	Appalachia Gathering System expansion	Q3 2022
	Haynesville Blue Union expansion	Q3 2022 – Q1 2024

~50% of our $1.2 - $1.7 billion 5-year investment plan has been committed

1. Growth capital includes contribution to equity method investees

DT Midstream 11

Phase 1 Haynesville "wellhead to water" system expansion connects highly economic supply with growing global demand

Strong fundamentals around our Haynesville system have yielded new contracted expansions

Phase 1

- Expansion agreements executed with largest Haynesville producer, Southwestern Energy
  - 500 MMcf/d gathering capacity
  - 400 MMcf/d treating capacity
  - 300 MMcf/d incremental LEAP capacity
- Expansion preserves carbon neutral optionality

Phase 2

- In advanced development
- Active commercial discussions with multiple counterparties

Haynesville / LA Gulf Coast



Haynesville supply
~2-3 Bcf/d
of supply growth through 2023
DTM pipeline assets
DTM treating plants
Expansion build
New electric compression
LNG facilities
Texas
Louisiana
TETCO
Transco
Creole Trail
Cameron
Driftwood LNG
Cameron LNG
Calcasieu Pass LNG
Golden Pass LNG
Sabine Pass LNG
LNG corridor
~2-3 Bcf/d
of LNG export growth through 2023

DT Midstream

Source: Wood Mackenzie

12

Our well positioned assets provide robust organic growth opportunities Platform Region 2022/2023 commercial focus Pipeline LEAP Lateral Haynesville • We remain in active discussions with multiple counterparties for a phase 2 expansion NEXUS Pipeline Appalachia • Open season discussions underway Millennium Pipeline Appalachia • Renewals of anchor shipper contracts Gathering Blue Union Gathering Haynesville • Additional third-party opportunities Appalachia Gathering Appalachia • Expansion opportunities Tioga Gathering Appalachia • Expansion opportunities Energy Transition CCS Various • Continue to advance Louisiana CCS opportunity towards EPA Class VI filing Hydrogen Various • Work with strategic partner to identify and advance development opportunities DT Midstream 13

Leading the industry with a mature environmental, social and governance program Environmental • Targeting net zero greenhouse gas emissions by 2050 and a 30% reduction by 2030 • Continuing to advance CCS opportunity in Louisiana • Advancing hydrogen development opportunities with strategic partnership • Executed agreement with Project Canary to advance methane monitoring and reductions Social • Established $4 million charitable fund for community investment • Implemented talent management program that seeks diverse and creative talent • Continue to strengthen safety standards and protocols based on industry best practices. Governance • Strong C-Corp governance with separate Chairman and CEO • Independent and diverse board • Long-term incentive plans tied to total shareholder return • Board sub-committee focused on ESG Inaugural sustainability report to be published in the second quarter of 2022 DT Midstream 14

Clean assets, clean balance sheet, clean story Integrated assets in premier dry gas basins serving key markets Stable balance sheet with low leverage Predictable, robust contracted cash flows Mature environmental, social and governance leadership DT Midstream Delivering accretive growth in 2022 and 2023 Advancing opportunities for growth beyond 2023 DT Midstream 15

APPENDIX DT Midstream

DTM provides a clear, disciplined and balanced investment thesis Integrated assets in world class dry gas basins serving key markets Haynesville / Appalachia dry gas focus Integrated asset footprint Well positioned for energy transition Predictable, robust contracted cash flows Strong cash flow Long-term take-or-pay contracts Durable and growing dividend DT Midstream Predictable, robust contracted cash flows Strong cash flow Long-term take-or-pay contracts Durable and growing dividend Stable balance sheet with low leverage No significant near-term debt maturities Self-funded investment program Low and declining leverage Mature environmental, social and governance leadership Well-established ESG program Committed to net zero by 2050 C-Corp governance DT Midstream 17

Growing and durable business that is positioned for today and the future

Well balanced business mix


53%
2021 Adjusted EBITDA[1]
47%
Pipeline
Gathering

4%

increase in pipeline segment contribution since 2020

Portfolio durability

100%

natural gas focused

~90%

of 2021 total contribution[2] is from MVC/Demand charges and flowing gas[3]

Increasing contract length

~9 years overall weighted average contract tenor

Converting gathering asset

to intrastate pipeline with

20-year contract

Strong growth platforms

Strategically positioned in the

two premier dry gas basins

Integrated platforms

providing wellhead to market service

Well positioned for energy transition

Irreplaceable

core energy infrastructure

Advancing low carbon investments

- Carbon capture and sequestration
- Electric compression
- Renewable natural gas connections
- Hydrogen

DT Midstream

1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix
2. Reflects non-GAAP financial metric based on total 2021 contribution of company assets including proportionate interest in joint ventures
3. Flowing gas represents proved developed producing reserves (PDPs)

18

Strong gathering volume growth across both regions in 2021 1.29 1.29 1.27 1.37 1.16 1.23 1.35 1.55 Q3 2021 Q1 2021 Q2 2021 2.52 Q4 2021 2.91 2.46 2.62 +19% Gathering segment average throughput 1 (Bcf/d) +15% +8% Q3 to Q4 growth Haynesville Northeast Haynesville • Higher production volumes on Blue Union in Q4 • Three new customers 2 attached and flowing in September 2021 Northeast • Primarily Appalachia Gathering System volume growth 1. Excludes Michigan gathering 2. New customers include Comstock Resources, Rockcliff Energy, and Tellurian DT Midstream 19

Executing on our plan to be net zero by 2050 Currently executing – Carbon capture and sequestration – Electric compression – Renewable natural gas connections Opportunities being evaluated – Methane reducing technologies (e.g., vent control devices, electrical glycol pumps, instrument air system) – Biosequestration offsets – Hydrogen 2030 unabated 2030 target 2050 target ~30% Net zero Annual GHG emissions (million metric tons / year) DT Midstream 20

Committed to strong governance practices

Best-in-class governance practices

- Structured as C-Corp with separate CEO and Executive Chairman
- Long-term incentive plans tied to total shareholder return targets
- Board committee focused on ESG initiatives
- Broad range of experience and diversity
- Financial and operating data reporting in accordance with industry standards

Board diversity


5
2

~71%
independent


4
3

~43%
gender or ethnically diverse

DT Midstream Board Members



Robert Skaggs, Jr.
Executive Chairman



Wright Lassiter, III
Lead Independent Director



David Slater
President and CEO



Elaine Pickle
Director



Peter Tumminello
Director



Dwayne Wilson
Director



Stephen Baker
Director

DT Midstream
21

Financial strength is supported by strong balance sheet with no significant debt maturities for six years Maintaining flexible, well-capitalized balance sheet • Continuously monitoring market conditions for capital structure improvements • $3.1 billion in long-term debt is in place – $1.0 billion term loan B due 2028 – $1.1 billion senior notes due 2029 – $1.0 billion senior notes due 2031 • $750 million committed 5-year revolver • Targeting a ceiling of ~4x debt / adjusted EBITDA2 Capital instruments S&P Moody's Fitch Senior secured BBB-Baa2 BBB-Senior unsecured BB+ Ba2 BB+ ~ $1.0 $1.1 $1.0 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Debt maturity profile 1 (billions) No significant maturities for 6 years Issuer ratings 1. Term Loan B includes $10 million per year of amortization resulting in the 2028 maturity being ~$930 million 2. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix DT Midstream 22

Financial policy overview Self-funded investment program $1.2-$1.7 billion • Growth investment range from 2021-2025 is driven by organic opportunities within existing platforms Industry leading organic growth 7%-9% growth • 2021 adjusted EBITDA1 original guidance to 2022 adjusted EBITDA guidance Disciplined financial policy 4x leverage • Long-term debt / adjusted EBITDA ceiling • No significant near-term debt maturities 2x coverage ratio • Long-term dividend coverage ratio2 floor • Increased dividend of $0.64 / share • Dividend to grow commensurate with cash flow Value creation optionality Growth investment Durable dividend Deleverage 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. The dividend coverage ratio represents the total distributable cash flow (“DCF”) divided by total dividends paid to investors DT Midstream 23

2021 results Three months ended December 31 Year ended December 31 (millions, except EPS) Q4 2021 Q4 2020 Variance 2021 2020 Variance Adjusted EBITDA 1 $196 $175 $21 $768 $710 $58 Pipeline segment $107 91 $16 $407 $348 $59 Gathering segment $89 $84 $5 $361 $362 ($1) Operating Earnings 2 $87 $72 $15 $336 $300 $36 Operating EPS 2 $0.89 $0.75 $0.14 $3.46 $3.11 $0.35 Distributable cash flow 3 $121 $125 ($4) $596 $566 $30 Growth capital 4 $37 $92 ($55) $117 $931 ($814) Maintenance capital $7 $11 ($4) $34 $22 $12 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding-diluted 3. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 4. Growth capital includes contribution to equity method investees DT Midstream 24

2022 guidance summary (millions, except EPS) 2022 Guidance Adjusted EBITDA1 $770-$810 Operating Earnings2 $319-$335 Operating EPS 2 $3.30-$3.46 Distributable Cash Flow3 $575-$625 Capital Expenditures $350-$400 Growth Capital4 $320-$360 Maintenance Capital $30-$40 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding – diluted 3. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 4. Growth capital includes contribution to equity method investees DT Midstream 25

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2022 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream 26

Operating earnings and operating earnings per share are non-GAAP measures Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream 27

Reconciliation of Reported to Operating Earnings (non-GAAP) Three Months Ended December 31, 2021 2020 Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings (millions) Transaction costs $ — $ — $ 4 A $ (1) Net Income Attributable to DT Midstream $ 87 $ — $ — $ 87 $ 69 $ 4 $ (1) $ 72 Year Ended December 31, 2021 2020 Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings (millions) Transaction costs $ 20 A $ (5) $ 4 A (1) Loss on note receivable 19 B (5) — — Post-acquisition settlement — — (20) C 5 Net Income Attributable to DT Midstream $ 307 $ 39 $ (10) $ 336 $ 312 $ (16) $ 4 $ 300 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments Adjustments Key A Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance B Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net C Post-acquisition settlement recorded in Other (income) and expense DT Midstream 28

Reconciliation of Reported to Operating Earnings per diluted share (2) (non-GAAP)

	Three Months Ended December 31,							
	2021				2020 (3)			
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
				(per share)				
Transaction costs		$ —	$ —			$ 0.05 A	$ (0.01)	
Net Income Attributable to DT Midstream	$ 0.89	$ —	$ —	$ 0.89	$ 0.71	$ 0.05	$ (0.01)	$ 0.75

	Year Ended December 31,							
	2021				2020 (3)			
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
				(per share)				
Transaction costs		$ 0.20 A	$ (0.05)			$ 0.05 A	$ (0.01)	
Loss on note receivable		0.20 B	(0.05)			—	—	
Post-acquisition settlement						(0.21) C	0.05	
Net Income Attributable to DT Midstream	$ 3.16	$ 0.40	$ (0.10)	$ 3.46	$ 3.23	$ (0.16)	$ 0.04	$ 3.11

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations

(3) Shares issued and outstanding as of June 30, 2021 of 96.7 million were treated as issued and outstanding for calculated historical earnings per share

Adjustments Key

A Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance

B Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net

C Post-acquisition settlement recorded in Other (income) and expense

29

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA (non-GAAP) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Consolidated (millions) Net Income Attributable to DT Midstream $ 87 $ 69 $ 307 $ 312 Plus: Interest expense 31 31 112 113 Plus Income tax expense 25 25 104 116 Plus Depreciation and amortization 42 41 166 152 Plus: EBTDA from equity method investees (1) 48 40 174 154 Plus: Adjustments for non-routine items (2) — 4 39 (16) Less: Interest income — (3) (4) (9) Less: Earnings from equity method investees (36) (31) (126) (108) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (4) (4) Adjusted EBITDA $ 196 $ 175 $ 768 $ 710 (1) Includes share of our equity method investees' earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 (millions) Earnings from equity methods investees $ 36 $ 31 $ 126 $ 108 Plus: Depreciation and amortization attributable to equity method investees 12 9 48 46 EBTDA from equity method investees $ 48 $ 40 $ 174 $ 154 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended December 31, 2020, adjustments for non-routine items included $4 million of separation related transaction costs. For the year ended December 31, 2021, adjustments for non-routine items included (i) $19 million loss on notes receivable and (ii) $20 million of separation related transaction costs. For the year ended December 31, 2020, adjustments for non-routine items included (i) $20 million post-acquisition settlement, partially offset by (ii) $4 million of separation related transaction costs. DT Midstream 30

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment (non-GAAP) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Pipeline (millions) Net Income Attributable to DT Midstream $ 51 $ 41 $ 178 $ 155 Plus: Interest expense 14 11 51 43 Plus: Income tax expense 15 15 62 58 Plus: Depreciation and amortization 16 16 63 52 Plus: EBTDA from equity method investees (1) 48 40 174 154 Plus: Adjustments for non-routine items (2) — 2 10 2 Less: Interest income — (2) (1) (4) Less: Earnings from equity method investees (36) (31) (126) (108) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (4) (4) Adjusted EBITDA $ 107 $ 91 $ 407 $ 348 (1) Includes share of our equity method investees' earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 (millions) Earnings from equity methods investees $36 $ 31 $ 126 $ 108 Plus: Depreciation and amortization attributable to equity method investees 12 9 48 46 EBTDA from equity method investees $ 48 $ 40 $ 174 $ 154 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months and year ended December 31, 2020, adjustments for non-routine items included $2 million of separation related transaction costs. For the year ended December 31, 2021, adjustments for non-routine items included $10 million of separation related transaction costs. DT Midstream 31

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment (non-GAAP) Three Months Ended Year Ended December 31, December 31, 2021 2020 2021 2020 Gathering (millions) Net Income Attributable to DT Midstream $ 36 $ 28 $ 129 $ 157 Plus: Interest expense 17 20 61 70 Plus: Income tax expense 10 10 42 58 Plus: Depreciation and amortization 26 25 103 100 Plus: Adjustments for non-routine items (1) — 2 29 (18) Less: Interest income — (1) (3) (5) Adjusted EBITDA $ 89 $ 84 $ 361 $ 362 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended December 31, 2020, adjustments for non-routine items included $2 million of separation related transaction costs. For the year ended December 31, 2021, adjustments for non-routine items included (i) $19 million loss on notes receivable and (ii) $10 million of separation related transaction costs. For the year ended December 31, 2020, adjustments for non-routine items included (i) $20 million post-acquisition settlement, partially offset by (ii) $2 million of separation related transaction costs. DT Midstream 32

Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow (non-GAAP) Three Months Ended Year Ended December 31, December 31, 2021 2020 2021 2020 (millions) Net Income Attributable to DT Midstream $ 87 $ 69 $ 307 $ 312 Plus: Interest expense 31 31 112 113 Plus: Income tax expense 25 25 104 116 Plus: Depreciation and amortization 42 41 166 152 Plus: Adjustments for non-routine items (1) — 4 39 (16) Less: Earnings from equity method investees (36) (31) (126) (108) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (4) (4) Plus: Dividends and distributions from equity method investees 34 31 138 139 Less: Cash interest expense (53) (31) (103) (113) Less: Cash taxes (1) (2) (3) (3) Less: Maintenance capital investment (2) (7) (11) (34) (22) Distributable Cash Flow $ 121 $ 125 $ 596 $ 566 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended December 31, 2020, adjustments for non-routine items included $4 million of separation related transaction costs. For the year ended December 31, 2021, adjustments for non-routine items included (i) $19 million loss on notes receivable and (ii) $20 million of separation related transaction costs. For the year ended December 31, 2020, adjustments for non-routine items included (i) $20 million post-acquisition settlement, partially offset by (ii) $4 million of separation related transaction costs. (2) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. DT Midstream 33